UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported): December 22, 2003

                           THE BRALORNE MINING COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

         0-25707                                           91-1948355
          -------                                          ----------
(Commission  File  Number)                    (IRS  Employer Identification No.)

1120  Sunnyside  Road
Kelowna,  British  Columbia,  Canada                    V1Z  2N8
------------------------------------                    --------
(Address of principal executive offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-250-769-5800

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  OTHER  EVENTS

Not  Applicable


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ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

On December 22, 2003, the Board of Directors appointed Rene Bernard, Kirk R. Reed and Lucien R. Paquette as directors of the Registrant. On October 22, 2003, James Bruce resigned as a director and on December 22, 2003, Messrs. Edward Skoda and Raymond Contoli resigned as directors and officers of the Registrant and Rene Bernard was appointed Chief Executive Officer and President and Lucien R. Paquette was appointed Chief Financial Officer, Chief Accounting Officer and Secretary Treasurer.

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable

EXHIBITS

Not  Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE  BRALORNE  MINING  COMPANY
                                 ------------------------------
                                        (Registrant)


Date:  December  22,  2003                         /s/  "Rene  Bernard"
                                              -------------------------
                                                 Chief  Executive  Officer
                                                  President  and  Director

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